SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.


                             BANKFIRST CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

     [ ]   Fee paid previously with materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           1) Amount Previously Paid:

           ---------------------------------------------------------------------
           2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
           3) Filing Party:

           ---------------------------------------------------------------------
           4) Date Filed:

           ---------------------------------------------------------------------

                                    BankFirst
                               ----Corporation----

                                625 Market Street
                           Knoxville, Tennessee 37902

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 17, 2000

                              --------------------


      We cordially invite you to attend the annual meeting of shareholders (the "Annual Meeting") of BankFirst Corporation (the "Company") to be held at the Knoxville Hilton, Cherokee Ballroom, Salon A, 501 Church Street, S.W., Knoxville, Tennessee, on Monday, April 17, 2000 at 10:00 a.m. local time, for the following purposes:

      1.    To  elect  eight  directors  to  serve  on the  Company's  Board  of
            Directors until the Company's annual meeting of shareholders in 2001, or until their successors have been duly elected and qualified; and

      2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      Only shareholders of the Company of record as of the close of business on February 29, 2000 (the "Shareholders") will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting.

      We enclose as a part of this Notice of Annual Meeting a Proxy Statement, which contains further information regarding the Annual Meeting and each of the proposals noted above.

      We hope you will attend the Annual Meeting and vote your shares in person.

                                           By Order of the Board of Directors

                                                  /s/ Fred R. Lawson
                                                  ------------------------------
                                                     FRED R. LAWSON
                                           President and Chief Executive Officer

Knoxville, Tennessee
March 17, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you expect to be present at the Annual Meeting, please complete, date, sign and return the accompanying proxy, as soon as possible, in the enclosed postage-paid return envelope. If you attend the Annual Meeting, you may vote in person even if you have already sent in a proxy.
--------------------------------------------------------------------------------

                                    BankFirst
                               ----Corporation----

                                625 Market Street
                           Knoxville, Tennessee 37902

                              --------------------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                          to be held on April 17, 2000

                              --------------------

                               GENERAL INFORMATION

      This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are furnished to the record holders of shares of Common Stock, $2.50 per value per share (the "Common Stock") of BankFirst Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held at the Knoxville Hilton, Cherokee Ballroom, Salon A, 501 Church Street, S.W., Knoxville, Tennessee, on Monday, April 17, 2000 at 10:00 a.m. local time and at any adjournments thereof. The mailing address of the principal executive offices of the Company is 625 Market Street, Knoxville, Tennessee 37902.

      This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are first being mailed or given to the shareholders of the Company on or about March 17, 2000.

Purposes of the Annual Meeting

      The purposes of the Annual Meeting are (1) to elect eight directors to serve on the Board of Directors, and (2) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. The Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting.

The Proxy and the Record Date

      Proxies are being solicited by and on behalf of the Board of Directors, and the solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and the accompanying material, and the cost of any supplementary solicitations which may be made by mail, telephone, telegraph or personally by directors, officers or other employees of the Company (none of whom will receive additional compensation for such services), will be borne by the Company. The Company will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials.

      Only shareholders of Common Stock of record at the close of business on February 29, 2000 (the "Shareholders"), the record date established by the Board of Directors for the Annual Meeting (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. At the close of business on February 29, 2000, the Company had outstanding
11,220,100 shares of Common Stock and 181,050 shares of its Noncumulative Convertible Preferred Stock (the "Preferred Stock"). The Common Stock is the only class of outstanding voting securities.

      Each Shareholder giving a proxy has the power to revoke it either by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by attending the Annual Meeting and voting in person. The proxy will be voted as specified by the Shareholder in the spaces provided on the accompanying Form of Proxy or, if no specification is made by the Shareholder, it will be voted in favor of the eight nominees for directors. As to any other matter that may properly be brought before the Annual Meeting or any adjournments thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. In voting by proxy with respect to the election of the eight nominees for directors, Shareholders may either vote in favor of one or more of the nominees or withhold their votes as to one or more of the nominees. Shareholders may not abstain with respect to the election of directors.

      Management of the Company requests that each Shareholder promptly complete, date, sign and return a proxy card, as transmitted herein, as soon as possible. Each Shareholder may revoke his or her proxy at any time prior to its exercise. Beneficial owners of shares of the Common Stock held in the name of a broker or other intermediary may vote and revoke a previous vote only through, and in accordance with, procedures established by the record holder(s) or their agent(s).

      No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has been no change in the information set forth herein since the date of the Proxy Statement.

                                 REQUIRED VOTES

      On all matters that properly come before the Annual Meeting or any adjournments thereof, each holder of Common Stock will be entitled to vote at the Annual Meeting and will be entitled to one vote for each share of Common Stock held of record on the Record Date. Holders of Preferred Stock are not entitled to vote on the election of nominees for directors.
Cumulative voting of shares is not permitted.

      Under Tennessee law and the Company's charter (the "Charter") and bylaws (the "Bylaws"), if a majority of the holders of the Company's outstanding shares of stock are present at the Annual Meeting, in person or by proxy, so as to constitute a quorum, with respect to the election of directors, a plurality of all the votes cast voting in favor of the nominee will elect each nominee for director.

      No specific provisions of the Tennessee Business Corporation Act or the Charter or Bylaws address the issue of abstentions or broker non-votes. Abstentions will not be counted "for" or "against" proposals submitted to the Shareholders for a vote, but will be counted for the purpose of determining the existence of a quorum. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, without the receipt of specific voting instructions from the beneficial owner, the broker may not vote on these proposals. This results in what is known as a "broker non-vote." "Broker non-votes" will not be counted as votes cast but will be counted for the purpose of determining the existence of a quorum.

      Because the election of directors is a routine matter for which specific instructions from beneficial owners will not be required, no "broker non-votes" will arise in the context of the election of nominees for directors. Votes "withheld" from a director-nominee may have the practical effect of a negative vote, since a plurality of the shares cast at the Annual Meeting is required for the election of a director.

                         REPORTS OF BENEFICIAL OWNERSHIP

      Under federal securities laws, the Company's directors, executive officers and any persons beneficially owning more than ten percent of a registered class of the Company's equity securities are required to report their ownership of such securities and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to the Nasdaq Stock Market ("Nasdaq"), the exchange on which the Common Stock is traded. These persons are also required by SEC rules and regulations to furnish the Company with copies of these reports. James
L. Clayton owned more than ten percent (10%) of the outstanding shares of Common Stock. Specific due dates for these reports have been established, and the Company is required to report in the Proxy Statement any failure to timely file such reports by those due dates by its directors and executive officers during its 1999 fiscal year.

      Based solely upon its review of the reports and amendments thereto furnished to the Company or written representations from the Company's directors and executive officers that such reports were not required from those persons, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers during the 1999 fiscal year.

                          OWNERSHIP OF THE COMMON STOCK

Information Regarding Nominees and Security Ownership of Management

      The following table sets forth the beneficial ownership of the Common Stock, as of February 29, 2000, by (i) each director of the Company, (ii) each executive officer of the Company, (iii) all directors and executive officers of the Company as a group, and (iv) the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. The table also sets forth certain information regarding the persons nominated to be directors of the Company. Unless otherwise indicated in the accompanying footnotes, all such shares of Common Stock are owned directly, and the indicated person has sole voting and investment power. As of the Record Date, apart from James L. Clayton, no person beneficially owned more than five percent (5%) of the outstanding shares of Common Stock.


                                                                                         Amount and
                                                     Director      Principal         Nature of Beneficial    Percent
Name and Age (1)             Positions and Offices    Since      Occupation (2)          Ownership (3)     of Class (4)
----------------             ---------------------   --------    --------------      --------------------  ------------
James L. Clayton; 65         Chairman of the          1996     Chairman, Clayton         4,512,695(5)         36.1%
                             Board of Directors                Homes, Inc.

Fred R. Lawson; 63           Director, President      1996     President & CEO of          359,706(6)          2.9%
                             & CEO                             the Company and
                                                               BankFirst, a wholly
                                                               owned subsidiary of
                                                               the Company

C. Scott Mayfield, Jr.; 49   Director                 1998     President, Mayfield.         27,078               *
                                                               Dairies, Inc

C. Warren Neel; 61           Director                 1996     Dean, University of         242,392(7)          1.9%
                                                               Tennessee School of
                                                               Business Administration

Charles Earl Ogle, Jr.; 60   Director                 1994     Real Estate Investor        114,865(8)            *

W. David Sullins, Jr.; 57    Director                 1998     Optometrist (9)              11,120               *

L. A. Walker, Jr.; 64        Director & Executive     1998     Executive Vice               13,315               *
                             Vice President                    President of the
                                                               Company and
                                                               Chairman & CEO of
                                                               The First National
                                                               Bank & Trust Company,
                                                               a wholly owned subsidiary
                                                               of the Company


                                             (table continued on following page)


                                                                                        Amount and
                                                    Director      Principal         Nature of Beneficial    Percent
Name and Age (1)           Positions and Offices     Since      Occupation (2)          Ownership (3)     of Class (4)
---------------            ---------------------    --------    --------------      --------------------  ------------
Geoffrey A. Wolpert; 44    Director                   1990      Restauranteur             22,420(10)            *

R. Stephen Hagood; 49      Executive Vice                                                111,931(11)            *
                           President

C. David Allen; 49         Chief Financial                                                42,105(12)            *
                           Officer and Secretary

All directors and executive officers as a group (10 in number,                       _______________
including the above named individuals)                                                 5,457,627(5)(6)
                                                                                    (7)(8)(11)(12)(13)       43.7%

-------------
*     Represents less than one percent (1%) of the outstanding  shares of Common
      Stock.

(1)   The ages listed are given as of February 29, 2000.

(2) Each of the nominees for director has been engaged in the principal occupation specified above for five years or more.

(3) Under the rules of the SEC, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.

(4) Percentages are based on a total class of 12,492,565 shares, including 11,220,100 issued and outstanding shares of Common Stock, 181,050 shares of Preferred Stock, which are presently convertible into 558,992 shares of Common Stock, and 713,473 shares of Common Stock for which there are vested options presently exercisable at the option of the holders.

(5) Includes 50,580 shares that Mr. Clayton may acquire pursuant to options exercisable within 60 days of the record date. Also includes 116,828 shares that Mr. Clayton has the right to acquire upon the conversion of the 37,839 shares of Preferred Stock owned by him. The total does not include 29,560 shares of Common Stock owned by Mr. Clayton's wife or 13,424 shares that Mr. Clayton's wife has the right to acquire upon the conversion of the 4,348 shares of Preferred Stock owned by her, over which Mr. Clayton has no voting or investment power. Mr. Clayton also serves on the following Boards of Directors: Clayton Homes, Inc., Dollar General Corporation, and Chateau Communities, Inc. Mr. Clayton's principal address is P.O. Box 9790, Maryville, Tennessee 37802.

(6) Includes 281,120 shares that Mr. Lawson may acquire pursuant to options exercisable within 60 days of the record date and 67,616 shares that Mr. Lawson has the right to acquire upon the conversion of the 21,900 shares of Preferred Stock owned by him. The total does not include 500 shares of Common Stock owned by Mr. Lawson's wife, over which Mr. Lawson has no voting or investment power.

(7) Includes 160,305 shares that Dr. Neel may acquire pursuant to options exercisable within 60 days of the record date and 76,502 shares that Dr. Neel has the right to acquire upon the conversion of the 24,778 shares of Preferred Stock owned by him. The total does not include 5,120 shares of Common Stock owned by Dr. Neel's wife, over which Dr. Neel has no voting or investment power. Dr. Neel also serves on the following Boards of
      Directors: Clayton Homes, Inc., American Healthcorp, Inc., O'Charley's, Inc., and Saks, Inc.

(8) Includes 20,625 shares that Mr. Ogle may acquire pursuant to options exercisable within 60 days of the record date; 1,610 shares owned by ILM Rentals, L.P., in which Mr. Ogle has an ownership interest; 17,575 shares held in the Estate of Charles Earl Ogle, Sr. of which Mr. Ogle is Trustee; and 62,325 shares held in the Estate of Elizabeth O.
      Whaley of which Mr. Ogle is executor.

(9) Dr. Sullins also serves on the Board of Directors of the Laser Center, Inc.

(10) Includes 11,250 shares that Mr. Wolpert may acquire pursuant to options exercisable within 60 days of the record date and 1,285 shares owned by Steaks, Inc., in which Mr. Wolpert has an ownership interest.

(11) Includes 53,215 shares that Mr. Hagood may acquire pursuant to options exercisable within 60 days of the record date. Also includes 33,561 shares that Mr. Hagood has the right to acquire upon the conversion of the 10,870 shares of Preferred Stock owned by him.

(12) Includes 7,097 shares that Mr. Allen may acquire pursuant to options exercisable within 60 days of the record date. Also includes 16,688 shares that Mr. Allen has the right to acquire upon the conversion of the 5,405 shares of Preferred Stock owned by him.

(13) Includes 584,492 shares that may be acquired by all directors and executive officers as a group pursuant to options exercisable within 60 days of the record date. Also includes 311,195 shares that all directors and executive officers have the right to acquire upon the conversion of 100,792 shares of Preferred Stock.

                              ELECTION OF DIRECTORS

Committees and Meetings of the Board of Directors

      Board of Directors Meetings. The business of the Company is under the general management of the Board of Directors as required by the Bylaws and the laws of Tennessee, the Company's state of incorporation. There are presently eight directors of the Company. The Board of Directors held twelve meetings during 1999, and all of the Company's directors attended those meetings except Mr. Clayton, Dr. Neel, Mr. Ogle, Dr. Sullins, Mr. Walker, and Mr. Wolpert each missed one meeting.

      The Company presently has an Executive Committee, an Audit Committee and a Governance and Compensation Committee of the Board of Directors. The Company has no standing Nominating Committee of the Board of Directors, with the entire Board of Directors acting in such capacity. The Company may, from time to time, form other committees as circumstances warrant. Such committees have authority and responsibility as delegated to them by the Board of Directors.

      Audit Committee. The Board of Directors has established an Audit Committee. During the 1999 fiscal year, this committee consisted, and currently consists, of Dr. Neel, Mr. Mayfield and Dr. Sullins. The Audit Committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters and adequacy of internal controls. The Audit Committee met three times in 1999, and all of its members attended those meetings.

      Governance and Compensation Committee. The Board of Directors has established a Governance and Compensation Committee. During the 1999 fiscal year, this committee consisted, and currently consists, of Mr. Ogle, Mr. Clayton, Mr. Lawson, Dr. Neel and Mr. Walker. The Governance and Compensation Committee reviews the compensation practices of the Company and its subsidiaries and establishes the compensation of the President and the Chief Executive Officer ("CEO"). The Compensation Committee met once in 1999, and all of its members attended that meeting.

Compensation of Directors

      Each director who is not also an officer of the Company receives $500.00 for each Board of Directors' meeting personally attended. Mr. Lawson does not receive a directors' fee.

Nominees for Directors

      The Board of Directors has no Nominating Committee, with the entire Board of Directors instead acting in such a capacity. The Board of Directors has nominated the present eight directors, James L. Clayton, Fred R. Lawson, C. Scott Mayfield, Jr., C. Warren Neel, Charles Earl Ogle, Jr., W. David Sullins, Jr., L. A. Walker, Jr. and Geoffrey A. Wolpert to serve as the Company's directors for a one-year term expiring at the Company's annual meeting of shareholders in 2001.

      Unless authority to do so is withheld, it is the intention of the persons named in the proxy card to vote for the election of each of the nominees listed above. If any nominee becomes unavailable or unwilling to serve the Company as a director for any reason, the persons named as proxies in the accompanying proxy card are expected to consult with management of the Company in voting the shares represented by them and will vote in favor of any substitute nominee or nominees approved by the Board of Directors. The Board of Directors has no reason to doubt the availability of the nominees for directors, and each has expressed his willingness to serve as a director of the Company if elected by the Shareholders at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table summarizes the compensation paid or accrued by the Company for the last three fiscal years to those persons who: (i) served as the Company's CEO and (ii) were the Company's other executive officers during the fiscal year ended December 31, 1999.


                                       SUMMARY COMPENSATION TABLE

                                                 Annual                                      Long Term
                                              Compensation                              Compensation Awards
                                        -------------------------                    -------------------------
Name and                                                                 Other        Securities
Principal Position                                                       Annual       Underlying     All Other
Compensation(3)              Year       Salary($)     Bonus($)(1)     Compensation    Options(2)
------------------           ----       ---------     -----------     ------------    ----------
Fred R. Lawson ............  1999       $276,669             --              --             --       $10,125
President & CEO              1998       $247,006        $25,000              --         10,000       $ 6,200
                             1997       $209,349        $25,000        $498,213(4)      34,375       $ 5,267

L. A. Walker, Jr. .........  1999       $156,000        $30,600(5)       $7,257(6)       1,500       $13,338
Executive Vice President     1998       $150,000        $30,856         $16,336(6)          --       $14,090
                             1997       $115,050        $30,856         $11,427(6)          --       $21,046

R. Stephen Hagood .........  1999       $142,814             --              --            900       $5,325
Executive Vice President     1998       $138,773        $10,000              --          5,500       $3,000
                             1997       $110,619        $11,000        $105,021(4)       6,250       $2,421

C. David Allen ............  1999        $99,765             --              --            900       $3,712
Chief Financial Officer      1998        $93,473        $10,000              --          5,500       $3,500
and Secretary                1997        $78,310        $10,000              --          3,125       $2,907

-----------------
(1) Bonuses are paid by the Company's subsidiaries to certain executives as recommended by management and approved by the subsidiaries' respective board of directors. One subsidiary, The First National Bank and Trust Company, pays bonuses under a management incentive plan.

(2) These options were granted under the Company's Stock Option Plan. The Option Plan permits the grant of options to employees of the Company and its subsidiaries whose efforts contribute, or may be expected to contribute, materially to the successful performance of the Company. Options granted under the Stock Option Plan become exercisable in equal 20% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Company. Options expire if not exercised ten years after the date of the grant.

(3) Amounts in this column include contributions made by subsidiaries of the Company, BankFirst and The First National Bank and Trust Company, for 401(k) profit sharing plans and a defined benefit plan. BankFirst has a 401(k) profit sharing plan (the "BankFirst 401(k) Plan") that covers substantially all employees. Employee contributions are voluntary and employer contributions are discretionary. Employee contributions are fully vested and employer contributions are fully vested after five years. The First National Bank and Trust Company also has a 401(k) profit sharing plan which covers all employees over 21 years old with one year of service and who work in excess of 1000 hours per year. Employee contributions are voluntary and become fully vested after seven years. Employer contributions vest at 20% after three years and an additional 20% for each succeeding year until fully vested. In January 2000, the First National Bank and Trust Company's 401(k) Plan was merged into the BankFirst 401(k) Plan. The First National Bank and Trust Company also has a defined benefit plan which covers all employees over 21 years old with one year of service and who work in excess of 1000 hours per year. Employer contributions vest at 20% after three years and an additional 20% for each succeeding year until fully vested. The following table estimates the annual benefits payable upon retirement for the specified compensation and years of service classifications under this defined benefit pension plan.


                                                 The First National Bank and Trust Company
                                                            Pension Plan Table
                                                             Years of Services
                            ---------------------------------------------------------------------------------
     Remuneration             15                 20                  25                  30              35
     ------------           ------             ------              ------              ------         -------
        85,000              31,875             42,500              55,250              55,250          55,250
        95,000              35,625             47,500              57,000              57,000          57,000
       105,000              39,375             52,500              63,000              63,000          63,000
       125,000              46,875             62,500              75,000              75,000          75,000
       150,000              56,250             75,000              90,000              90,000          90,000
       175,000              65,625             87,500             105,000             105,000         105,000
       200,000              75,000            100,000             120,000             120,000         120,000
       225,000              84,375            112,500             135,000             135,000         135,000
       250,000              93,750            125,000             150,000             150,000         150,000
       275,000             103,125            137,500             165,000             165,000         165,000

     The defined benefit plan will annually pay the employee 60% of the employee's average annual compensation beginning at the time of his or her retirement at age 65, if the employee has at least 24 years of service. The percentage is reduced proportionally for less than 24 years of service. Average annual compensation is the average of the five highest consecutive compensation years during an employee's service. This defined benefit plan was frozen as of December 31, 1999.

(4)  Represents earnings on sale of stock from options exercised in 1997.

(5) Represents a performance bonus earned during the 1998 fiscal year but paid in the 1999 fiscal year.

(6)  Represents  other  compensation  in the form of insurance and automobile.

Option Grants in Last Fiscal Year

      Shown below is information regarding the stock options granted during the Company's 1999 fiscal year. No separate stock appreciation rights ("SARs") were granted during the Company's 1999 fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR


                             Number of
                             Securities     % of Total                              Potential Realizable Value at
                             Underlying   Options Granted  Exercise or                 Assumed Annual Rates of
                              Options     to Employees in  Base Price   Expiration  Stock Price Appreciation for
Name                         Granted (#)    Fiscal Year     ($/Share)      Date              Option Term
                             -----------  ---------------  -----------  ----------  ----------------------------
                                                                                         5%($)         10%($)
                                                                                        ------        -------
L. A. Walker, Jr. ........      1,500         6.00%          $9.00       1/11/09        $6,570        $17,006

R. Stephen Hagood ........        900         3.60%          $9.00       1/11/09        $3,942        $10,204

C. David Allen ...........        900         3.60%          $9.00       1/11/09        $3,942        $10,204

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

      Shown below is information regarding (i) the exercise of options during the Company's 1999 fiscal year by the CEO and the Company's above-named executive officers and (ii) unexercised options at December 31, 1999. No separate SARs were granted during the Company's 1999 fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                 Number of Shares                    Value of Unexercised
                                              Underlying Unexercised                 In-the-Money Options
                                            Options at Fiscal Year-End                at Fiscal Year-End
                                         -------------------------------       -------------------------------
Name                                     Exercisable       Unexercisable       Exercisable       Unexercisable
----                                     -----------       -------------       -----------       -------------
Fred R. Lawson .....................       272,245             72,375            $977,873          $96,834

L. A. Walker, Jr. ..................             0              1,500                   0                0

R. Stephen Hagood ..................        50,685              9,050             228,227            3,544

C. David Allen .....................         5,192              7,423               7,306            2,306

Employment Contracts, Termination of Employment and Change in Control Agreements

      The Company does not have any employment contracts, severance agreements or change in control agreements with any of its executive officers.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ON
                             COMPENSATION DECISIONS

      The Company has a Governance and Compensation Committee, consisting of Messrs. Ogle, Clayton, Lawson, Neel, and Walker, which sets the overall compensation principles of the Company and reviews the entire program at least annually. Mr. Lawson is the President and CEO of the Company, and Mr. Walker is the Executive Vice President of the Company.


                 GOVERNANCE AND COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The primary objective of the Governance and Compensation Committee (the "Committee"), which is responsible for establishing the compensation for the President and Chief Executive Officer of the Company, has been to provide strong financial incentives for the Company's executive officers to maximize stockholder value. Each executive officer receives a base salary, which is based upon that individual's prior performance. A bonus is established each year for those executive officers, based in part on the Company's performance as exemplified by its earnings and in part on a discretionary component addressing each officer's individual performance. The Company awarded no performance bonuses during the 1999 fiscal year, although a bonus was paid to one executive officer in 1999 for his performance during the 1998 fiscal year. An Incentive Stock Option Plan is in place by which discretionary grants of options for shares of the Company's Common Stock are made.

      The factors and criteria that the Committee uses in establishing the compensation of the Company's President and CEO include his performance against established objectives, his leadership ability, his community service activities, his ability to execute the Company's business strategy and the Company's relationship with its customers and the investment community. In assessing Mr. Lawson's compensation for the past year, the Committee acknowledged such factors and the Company's progress in implementing its strategy to grow the business.

      This report has been submitted by the members of the Governance and Compensation Committee for the Company's 1999 fiscal year.

Charles Earl Ogle, Jr.                     C. Warren Neel
James L. Clayton                           L. A. Walker, Jr.
Fred R. Lawson

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In the ordinary course of business, the Company, through its wholly owned subsidiary commercial banks, engaged in the past and expects to have in the future, banking transactions, including lending to its directors, officers, principal shareholders and their associates. When these banking transactions are credit transactions, they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Board of Directors, such transactions do not involve more than the normal risk of collectibility or present any other unfavorable features.

                                PERFORMANCE GRAPH

      The following graph compares the change in the Company's shareholder return on the Common Stock for the period August 31, 1998, which was the first day the Common Stock traded on Nasdaq, through December 31, 1999, with the changes in Nasdaq and Nasdaq Bank Stocks for the same period, assuming a base share price of $100 for the Common Stock and each index for comparative purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested.

                        TOTAL RETURN PERFORMANCE GRAPH

[The following table is also represented as a line graph in the printed material.]


                                                                    Period Ending
                                       ---------------------------------------------------------------------
Index                                  08/27/98  09/30/98  12/31/98  03/31/99   06/30/99  09/30/99  12/31/99
-----                                  --------  --------  --------  --------   --------  --------  --------
BankFirst Corporation .............     100.00    106.91     72.96      81.63     75.51     77.55     70.41

NASDAQ - Total US* ................     100.00    100.97    131.03     146.57    160.36    164.02    238.14

NASDAQ Bank Index* ................     100.00    101.23    115.01     110.34    118.46    107.81    110.62

Source for Performance Graph: SNL Securities, L.C.

      There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to its future share performance.

      The performance comparisons noted in the graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      The Board of Directors will provide for presentation of proposals by the Company's shareholders at its annual meeting of shareholders for 2001, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC regarding shareholder proposals and the Bylaws, a copy of which is available upon written request from the Secretary of the Company.

      Shareholder proposals intended to be submitted for presentation at the Company's annual meeting of shareholders for 2001 must be in writing and must be received by the Company at its executive offices on or before November 17, 2000 for inclusion in the Company's proxy statement and the form of proxy relating to the 2001 annual meeting. The determination by the Company of whether it will oppose inclusion of any proposal in its proxy statement and form of proxy will be made on a case-by-case basis in accordance with its judgment, the Bylaws and the relevant regulations of the SEC. Proposals received after November 17, 2000 will not be considered for inclusion in the Company's proxy materials for its 2001 annual meeting of shareholders.

      If a shareholder, rather than placing a proposal in the Company's proxy as discussed above, commences his or her own proxy solicitation for the 2001 annual meeting of shareholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal by or before January 31, 2001. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2001 annual meeting of shareholders.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Crowe Chizek & Company LLP has served as independent public accountants and auditors for the Company and its subsidiaries for the year ended December 31, 1999, and the Board of Directors has selected Crowe Chizek & Company LLP to continue to serve in this capacity for the year ending December 31, 2000, until and unless changed by action of the Board of Directors.

      A representative of Crowe Chizek & Company LLP is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters other than the election of nominees for directors to be brought before the Annual Meeting. If any other matters requiring a vote of the Shareholders are properly brought before the Annual Meeting or any adjournments thereof, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

      The Board of Directors urges each Shareholder who does not intend to be present and to vote at the Annual Meeting to complete, date, sign and return the accompanying proxy as soon as possible in the enclosed postage-paid return envelope.

      The Company will furnish to each beneficial owner of Common Stock entitled to vote at the Annual Meeting, upon written request to C. David Allen, the Company's Chief Financial Officer and Secretary, at 625 Market Street, Knoxville, Tennessee 37902, telephone (865) 595-1100, a copy of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1999, including the financial statements and financial statement schedules thereto filed by the Company with the SEC.

                                          By Order of the Board of Directors

                                           /s/ Fred R. Lawson
                                          --------------------------------------
                                          Fred R. Lawson
                                          President and Chief Executive Officer

March 17, 2000

   |X|          PLEASE MARK VOTES                    REVOCABLE PROXY
   ---          AS IN THIS EXAMPLE                 BANKFIRST CORPORATION

                    Proxy for Annual Meeting of Shareholders
                             Monday, April 17, 2000

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Fred R. Lawson, Charles Earl Ogle, Jr. and
L. A. Walker, Jr. and each of them, proxies with full power to vote all of the stock of BANKFIRST CORPORATION, which the undersigned has the power to vote at the Annual Meeting of Shareholders to be held Monday, April 17, 2000, at the Knoxville Hilton, Cherokee Ballroom, Salon A, 501 Church Street, S.W., Knoxville, Tennessee, at 10:00 a.m., local time, and any adjournment thereof, in accordance with instructions noted below, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

                                                       With-       For All
                                            For        hold        Except
                                           -----       -----       -----
1.  ELECTION OF DIRECTORS
                                           -----       -----       -----

    James L. Clayton
    Fred R. Lawson
    C. Scott Mayfield, Jr.
    C. Warren Neel
    Charles Earl Ogle, Jr.
    W. David Sullins, Jr.
    L. A. Walker, Jr.
    Geoffrey A. Wolpert

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided provided below.

-----------------------------------------------------------------------

2. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournments or postponements thereof.

      Please be sure to sign and date this            Date
             Proxy in the box below.
-------------------------------------------------  -----------------------------

_  Shareholder sign above                  Co-holder (if any) sign above
                                   ------                                  -----

 ^ Detach above card, sign, date, and mail in postage paid envelope provided. ^

                              BANKFIRST CORPORATION

--------------------------------------------------------------------------------
      If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of director nominees and to vote FOR each of the proposals. The shareholder's signature should be exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------